UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada	001-33614	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. Sam Houston Parkway East

Suite 1200

Houston, Texas 77060

(Address of principal executive offices)

(281) 876-0120

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 4, 2014, Ultra Petroleum Corp. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) between the Company and Goldman, Sachs & Co., as representative of the initial purchasers named therein (the “Initial Purchasers”), pursuant to which the Company agreed to issue and sell to the Initial Purchasers $850.0 million in aggregate principal amount of the Company’s 6.125% senior unsecured notes due 2024 (the “Notes”). The Purchase Agreement contains representations and warranties of the parties that are customary for transactions of this type as well as indemnification and contribution provisions under which the Company, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to use the net proceeds of the offering to fund a portion of the purchase price of its previously announced Pinedale field acquisition. The offering is expected to close into escrow on September 18, 2014, subject to customary closing conditions, and is subject to release from escrow upon the closing of the Pinedale field acquisition.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is incorporated by reference into this Item 1.01. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1 hereto.

Section 8 – Other Events

Item 8.01	Other Events.

On September 4, 2014, the Company issued a news release announcing the pricing of the offering of the Notes. The full text of the news release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title of Document

10.1	Purchase Agreement, dated September 4, 2014, between Ultra Petroleum Corp. and Goldman, Sachs & Co., as representative of the Initial Purchasers

99.1	News Release dated September 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

September 5, 2014	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Principal Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Title of Document

10.1	Purchase Agreement, dated September 4, 2014, between Ultra Petroleum Corp. and Goldman, Sachs & Co., as representative of the Initial Purchasers.

99.1	News Release dated September 4, 2014.